Exhibit 99.1

NASDAQ RSCR: November 2005

FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT We at ResCare are dedicated and caring people who together form a human service company providing quality supports to enhance the lives of individuals. We commit to effectively manage our resources in order to fulfill our responsibilities to the people we support, our employees, our customers and our communities. We serve with respect, compassion and skill. Building Lives, Reaching Potential.

Business Overview

Disabilities Services 0.80000000131482 Job Corps Training Services 0.142 Employment Training Services 0.051 Other 0.007 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Overview of ResCare Nation's largest provider of residential, training, educational and support services for people with disabilities and special needs. ResCare also provides other human services such as job training and educational support services to youth with special needs and to adults who are experiencing barriers to employment (serving 41,000 people). Over 32,000 employees in 34 states, Washington D.C., Canada and Puerto Rico Three operating segments: Disabilities Services Nation's largest provider of services for individuals with mental retardation or other developmental disabilities ($852.2mm, 80.0% total revenue) Job Corps Training Services Educational and vocational skills training to assist 16-24 year old disadvantaged youth ($151.6mm, 14.2% total revenue) Employment Training Services Job training and employment placement to assist people entering or re-entering the workforce ($54.2mm, 5.1% total revenue) LTM 9/30/05 EBITDA = $72.5 million

Special Needs Markets Disabilities Services $35 billion Job Corps and Employment Training Services & Other $40 billion Special Needs Population $75 Billion Market Opportunity

Geographic Presence

34 states, Washington, D.C., Canada & Puerto Rico



WA
Niagara-on-the-Lake, Ontario, Canada
VT
NY
MI
PA
NJ
MD
Washington, D.C.
NV
UT
CA
CO
NE
IA
IL
IN
OH
KS
MO
WV
VA
KY
TN
NC
AZ
NM
OK
SC
MS
AL
GA
TX
LA
FL
PR

7

Family Caregivers 2600000 Other 1400000 Residential Services 460000 Waiting Lists 100000 4.6 million people with developmental disabilities Residential Services 460,000 Waiting Lists >100,000 Family Caregivers 2.6 million Other 1.4 million 25% of family caregivers 60 years old+ Disabilities Demographics

ICF/MR Group Home ICF/MR Facility Periodic In-Home Services Staffed Waiver Home Host Home State Institution Supported Employment Day Habilitation Services Self Directed Services Disabilities Service Delivery Models

Disabilities Services

Services

- Social training
- Functional training
- Vocational skills training
- Supported employment
- Emotional and psychological counseling

Environments

- Day programs
- Periodic in-home services
- Group homes and supported living (4-8 individuals)
- Residential facilities (>10 people)

Individual Support Plan



Example Goals

- Personal hygiene: brush teeth
- Functional: shopping, taking the bus
- Vocational training
- Supported employment

Professional Team

- Qualified mental retardation professional
- Support/service coordinators
- Physicians
- Psychologists
- Therapists
- Social workers
- Direct support professionals

Support Systems

- Human resources information system
- HCS billing system
- Kronos time and attendance system
- "Best In Class" quality assurance system
- ResCare quality way

10

Disabilities Services - Regional Operating Structure Executive Director Program Directors Finance Director Human Resources Accounts Payable Accounts Receivable/Billing House Manager Direct Support Professionals CORE OFFICE

Disabilities Services Facilities and Persons Served

Training Services Job Corps Training Services Second largest Job Corps contractor with 30 years experience Highest rated operator of Job Corps programs 17 centers in 9 states and Puerto Rico providing training services to approximately 7,000 people each day Low capital intensity Employment Training Services Entered Employment Training Services market through acquisition of Arbor E&T which has 20 years of experience Entered One-Stop market in December 2004 and has since become the second largest One-Stop operator 54 career centers serving over 7,500 under-skilled persons in 10 states on a continuing basis with a goal of employment - 300,000 people annually Low capital intensity

Training Services Funding Job Corps Training Services Funding from the Department of Labor Bi-partisan support Job Corps funding never declined; most years increased by at least CPI Low capital intensity Current administration reaffirmed support for Job Corps Privatization of education services politically in favor Employment Training Services Funding primarily from HHS and DOL to local and state agencies Low capital intensity Diverse funding sources, operating in eleven states Cost / performance based contracts

Organic Growth Overall target for organic growth of 3-4% annually, exclusive of reimbursement rate changes Periodic in-home services Double digit growth from 2001 to current - trend expected to continue Over 40% are services to elderly New homes and/or persons served provide accretive margins New contracts YTD 2005 Northlands Job Corps Center $14.5 million contract over 2 years, with 3 one year options Cincinnati One-Stop Program $7.9 million over 27 months WeCare New York Employment Training Services Program Maximum $90 million over 3 years, with option for additional 3 years

Acquisition Successes in 2005 Targets primarily in $5 to $15 million price range with higher margins but require little to no capital investment Acquisitions funded through cash and seller paper Target acquisition purchase price to EBITDA ratio of 4.0x - 5.0x Opportunistically pursue larger acquisitions that meet long-term strategic goals Tuck-ins represent contra-cyclical opportunity 2003 completed 15 tuck-ins; annualized revenues $11 million 2004 completed 10 tuck-ins; annualized revenues $20 million 2005 Acquisitions ($ in millions)

Disabilities Services Medicaid reimbursement in 28 state programs, no Medicare Each state has own reimbursement system States under significant budget pressures Flat rates in 2002-2004, expect approximately 1% rate increase in third quarter of 2005 Top 5 states Texas Indiana North Carolina Kentucky Georgia Company cost efficiencies reduce impact of rate fluctuations on growth and profitability Strong support Legislation Courts Arc Reimbursement Landscape Medicaid 0.78 Dept. of Labor 0.14 Others 0.08 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Insurance Status and Improvement Improvements Hired Vice President of Risk Management Added five new regional risk managers Implemented additional safety and training programs Added excess liability coverage in 2005 Improved relationship with new carriers/brokers 2001 2002 2003 2004 2005 Actual 27.1 42.5 50.5 54.7 54.7 56.8% 18.8% 8.3% 2001 2002 2003 2004 Collateral requirements slowing ($ in millions) (% change) 0.0% 2005 Results YTD insurance cost is 40 bps lower than actual cost for same period in 2004 Decreasing collateral requirements Decreasing frequency and severity of claims

Historical Financial Overview

0.038 0.045 0.049 0.07 2002 2003 2004 LTM 9/30/05 EBITDAR 920 961 1009 1065 Steady Revenue Growth - Recently Accelerating 3.8% 4.5% 7.0% 4.9% ($ in millions) Revenue % growth 1LTM 9/30/05 % is over LTM 9/30/04.

* Results exclude non-recurring items (2002) and refinancing costs (2003). 2002 2003 2004 LTM 3/05 LTM 9/30/05 EBITDA 55 60 65 66 72 EBITDAR 86 95.1 102.2 104 112 9.4% 9.9% 10.1% 10.5% EBITDA & EBITDAR Growth Consistent and Accelerating 6.0% 6.2% 6.4% 6.8% ($ in millions) (% of revenue) EBITDA EBITDAR

Business Segments LTM 9/30/05 ($ in millions)

Increasing EBITDA Margin Amidst Flat Reimbursement Rates 2002 2003 2004 1Q 2005 2Q 2005 3Q 2005 Reimbursement rate % change 0.002 -0.003 0 0 0 0.01 EBITDA Margin 0.06 0.062 0.064 0.064 0.07 0.071

2002 2003 2004 LTM 9/30/05 EBITDAR 4.9 3.2 2.8 2.2 EBITDA 3.5 2.8 1.6 1.6 Debt/EBITDA Total Net Debt/EBITDA Adj. Total Debt/EBITDAR Adj. Total Net Debt/EBITDAR EBITDA/Cash interest EBITDAR/(Cash interest + Facility rent) Track Record of Deleveraging 2002 2003 2004 LTM 9/30/05 6.1 5 4.7 4.2 5.2 4.7 3.9 3.9 2002 2003 2004 LTM 9/30/05 EBITDAR 2.1 2.2 3.1 3.8 2002 2003 2004 LTM 9/30/05 1.5 1.5 1.8 1.9 * EBITDA/EBITDAR exclude non-recurring items (2002) and refinancing costs (2003).

Historical Balance Sheet ($ in millions)

Summary of Terms - 7.75% Senior Unsecured Notes Senior Unsecured Notes Issuer ResCare, Inc. (the "Company") Amount: $150 million Coupon: 7.75% Issue: Senior Unsecured Notes (the "Notes") Maturity: 8 years Ranking: Senior unsecured obligations of the Company Guarantees: All domestic subsidiaries of the Issuer Optional redemption: Callable after year 4 Change of control: 101% of par plus accrued interest Equity clawback: Up to 35% of the Notes with the proceeds of an equity issuance Covenants: Standard high yield covenants for a transaction of this type Distribution 144A with registration rights

Issuer: ResCare, Inc. Amount: $175 million senior secured revolving credit facility with $75-$90 million sublimit for the issuance of standby letters of credit - no separate term loan. Also contains a $50 million accordion feature. Accounts receivable, inventories, certain real property, equipment and other assets and stock in subsidiaries Summary of Terms - Revolving Credit Facility Five years Beginning margin is 175 bps with leverage-based grid Maturity: Rate: Ranking: Senior secured Security: Financial Covenants: Administrative Agent: Usual and customary JP Morgan Chase Revolving Credit Facility

FY 2002 FY 2003 FY 2004 Guidance 20053 Revenue $ 919.7 $ 961.3 $1009.0 $1,100 - 1,130 Net Income1 $ 12.4 $ 14.8 $ 21.5 $27.7 - 28.7 Diluted EPS2 $0.50 $0.60 $0.73 $0.87 - 0.90 EBITDA1 $ 55.4 $ 59.7 $ 64.7 $74.5 - 76.5 EBITDA Margin 6.0% 6.2% 6.4% 6.7 - 6.8% Cash provided by operating activities $ 36.0 $ 51.5 $ 41.8 $35 - 40 Capital Expenditures $ 13.7 $ 14.1 $ 16.0 $13 - 15 Actual results exclude specified items. Excludes impact of accounting for non-cash beneficial conversion feature. (3) Guidance as of November 2, 2005. HISTORICAL OPERATING RESULTS ($ in millions except EPS)

$ 112.4 $ 0.87 --- --- $ 0.87 RECONCILIATION NON-GAAP INFORMATION Net income Add: Specified Items: Capital/Refinancing related Less: Tax effect of specified items Non-GAAP net income Add: Depreciation and amortization Interest expense, net Income taxes EBITDA Facility rent EBITDAR EPS as reported Specified items above Non-cash beneficial conversion feature Non-GAAP EPS ($ in millions, except EPS) FY 2004 $ 21.5 --- --- 21.5 12.2 19.7 11.3 64.7 37.5 $ 102.2 $ 0.23 --- 0.50 $ 0.73 $ 95.1 $ 0.54 0.06 --- $ 0.60 FY 2003 $ 13.4 2.2 (0.8) 14.8 12.3 24.3 8.3 59.7 35.4 LTM 9/05 $ 27.5 --- --- 27.5 13.5 18.5 13.0 72.5 39.9

Investment Considerations

Key Investment Considerations Improving margins Operating margins have increased as cost efficiencies are realized and growth is targeted toward higher margin periodic in-home services 100 bps margin improvement since beginning of 2002 Cash flow generation driven by superior operational capabilities along with manageable capital expenditure and working capital requirements DSO days have remained consistent and predictable while ResCare has enjoyed significant growth YTD insurance cost is 40 bps lower than actual cost for same period 2004 Improving insurance environment Better, stronger credit Best in class compliance, risk management and training programs ResCare has reduced Total Debt/EBITDA from 4.9x at the beginning of 2002 to 2.2x at LTM 9/30/05 while operating in a flat reimbursement environment and while enacting significant organic and modest acquisition growth Strong cash flow Consistent and predictable DSO trend Reduced insurance expense Significant deleveraging Leading special needs provider ResCare has grown revenue 20% from the beginning of 2002 to LTM 9/30/05 primarily through organic growth in spite of a flat reimbursement rate environment Revenue is diversified over 28 different state Medicaid programs Large, under penetrated demand, high occupancy rates Significant growth in periodic in-home services and employment training

NASDAQ RSCR: November 2005